--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                January 31, 1996

Dear Shareholder,

   Since the inception of The BlackRock Florida Insured Municipal 2008 Term Trust in 1992, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 has been a great year for investments in the bond market following the disappointments of 1994, as yields have declined and the value of fixed income securities has increased dramatically.

   Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year, and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.

   BlackRock Financial Management, Inc. is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long term investment philosophy.

   We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.

Sincerely,



/s/ Laurence D. Fink                            /s/ Ralph L. Schlosstein

Laurence D. Fink                                Ralph L. Schlosstein
Chairman                                        President

                                                                January 31, 1996

Dear Shareholder:

   We are pleased to present the annual report for The BlackRock Florida Insured Municipal 2008 Term Trust (NYSE symbol: "BRF") for the year ended December 31, 1995. The past year has been an exciting and challenging time to be participating in the fixed income markets, and we would like to take this opportunity to review the Trust's strong performance from both a stock price and net asset value (NAV) perspective, as well as to discuss the opportunities available to the Trust in the current lower interest rate environment.

   The Trust is a closed-end bond fund whose investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") Florida tax-exempt general obligation and revenue bonds issued by city, county and state municipalities.

   The table below summarizes the performance of the Trust's stock price and net asset value (the market value of its bonds per share) over the fiscal year:

                                    12/31/95    12/31/94    CHANGE      HIGH        LOW
STOCK PRICE                         $15.000     $12.125     +23.71%    $15.000    $12.125
NET ASSET VALUE (NAV)               $ 16.04     $ 13.93     +15.15%    $ 16.05    $ 13.93
PREMIUM/(DISCOUNT) TO NAV            (6.48% )   (12.96% )    +6.03%     (3.20%)   (12.96%)

THE FIXED INCOME MARKETS

   The dramatic rally in the fixed income markets, which caused interest rates to fall and prices of fixed income securities to rise since late 1994 has changed the market landscape for fixed income investors. The Treasury market rallied throughout the year, sparked by a deceleration in economic growth from the torrid pace of 1994 as well as continued signs of subdued inflation. Over the past twelve months, interest rates have declined substantially across the Treasury and municipal yield curves. At the end of December, the yield of the Treasury 30-year bond fell below 6.00% for the first time since October 1993, closing the year at 5.95%. This represents a fall of 193 basis points (1.93%) from year-end 1994.

   While the overall performance of the municipal debt market somewhat lagged the rally in the Treasury market, municipal securities posted strong performance in 1995. Yields on municipal securities have declined dramatically from their fourth quarter 1994 levels, led by a 123 basis point drop (1.23%) in the yield on AAA 30-year General Obligation securities from 6.51% on December 31, 1994 to 5.28% on December 31, 1995. Although seasonal demand from coupon payments and redemptions did not fully match expectations at times during the year, a relatively light amount of new issuance improved technical conditions in the municipal market and encouraged the rise in price for these securities.

   Market participants have been attuned to the continuing debate in Washington on tax reform. Most notably, several Congressional leaders and Presidential hopefuls have proposed a variety of tax simplification plans, of which the most extreme proposal would be a flat tax that would remove the tax-free advantage of municipal income by exempting all investment income from taxation. On January 17, 1996, The Commission on Economic Growth and Tax Reform, headed by former congressman Jack Kemp, released its much anticipated report. Their recommendations emphasized a need for tax simplification towards a "single tax bracket" without definitively recommending a particular rate of taxation, thus setting the stage for increased discussion on this issue in the election year.

   The Florida state economy continues to expand into the service industry, becoming less dependent on tourism. Housing starts and construction have been strong and state employment has increased over 3% during the past year, leading many analysts to be optimistic for continued growth. The state municipal debt market benefited from a relatively light new issuance calendar and strong retail demand, causing the market to perform well relative to the national market. We are optimistic that the expanding state economy will provide a positive environment for continued strong performance of the Florida municipal bond market in 1996.

   Due to investor concerns over the potential threat of tax reform, it is likely that the municipal market may continue to experience price volatility in 1996. While the municipal market rallied and yields declined over 1995, municipal securities were trading at cheap levels relative to comparable Treasuries at year-end. BlackRock believes that municipal securities have the potential to be the best performing sector of the fixed income markets in 1996 should the tax reform proposals currently negatively affecting municipal bond performance be eliminated.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

   The Trust's portfolio is invested in high credit-quality municipal issues with ratings of "AAA" by Standard & Poor's Corporation (or of equivalent quality determined by other major rating agencies). In addition, the majority of the individual securities within the portfolio are insured as to timely payment of interest and principal by municipal bond insurance companies whose long-term obligations are rated "AAA." As such, Standard & Poor's has given a AAAf rating to the portfolio.

   BlackRock Financial Management actively manages the Trust's portfolio to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, rotating sectors to benefit from changing market conditions. As the municipal bond market rallied throughout 1995, prices of most securities in the portfolio increased above their purchase price. By selling one of these bonds, the Trust would recognize a gain and be forced to make a taxable distribution to shareholders. As one of the Trust's primary objectives is to provide tax-free income, the portfolio curbed its trading activity to minimize any taxable distributions.

   The Trust employs leverage at about 35% of total assets to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage affects the ability of the Trust to pay high monthly income. The two reductions made to the Fed funds target rate in December and January lowered the overnight bank lending rate by 0.50% and is expected to result in lower short term municipal rates. This could provide the Trust an opportunity to earn more excess income in the coming year through its use of leverage.

            THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST


  SECTOR               DECEMBER 31, 1995     DECEMBER 31, 1994
  County, City &
  State                       17%                   15%
  Water & Sewer               15%                   16%
  Tax Revenue                 15%                   12%
  Transportation              14%                   17%
  Hospital                    12%                   13%
  Lease Revenue                6%                    8%
  Building                     6%                    6%
  Utility                      5%                    4%
  Resource Recovery            4%                    4%
  Education                    2%                    2%
  Other                        4%                    3%

   We look forward to managing the Trust in the coming year to benefit from the opportunities available to investors in the municipal market. We thank you for your investment and continued interest in The BlackRock Florida Insured Municipal 2008 Term Trust. Please feel free to call our marketing center at
(800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely yours,




Robert S. Kapito                                Kevin Klingert
Vice Chairman and Portfolio Manager             Managing Director and Municipal
BlackRock Financial Management, Inc.            Portfolio Manager
BlackRock Financial Management, Inc.

                 THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST


Symbol on New York Stock Exchange:                                 BRF
Initial Offering Date:                                      September 18, 1992
Closing Stock Price as of 12/31/95:                               $15.00
Net Asset Value as of 12/31/95:                                   $16.04
Yield on Closing Stock Price as of 12/31/95 ($15.00)1:            5.75%
Current Monthly Distribution per Common Share2:                  $0.07188
Current Annualized Distribution per Common Share2:               $0.8626


--------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                                            OPTION
                 PRINCIPAL                                                                   CALL
  RATING*         AMOUNT                                                                 PROVISIONS++           VALUE
(UNAUDITED)        (000)                            DESCRIPTION                          (UNAUDITED)           (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------
                               LONG-TERM INVESTMENTS--144.2%
 AAA           $       1,500   Altamonte Springs Wtr. & Swr. Sys. Rev., 6.00%,                            $        1,612,410
                               10/01/08, FGIC.......................................     10/02 at 102
 AAA                  10,000   Brevard Cnty. Sch. Brd., C.O.P., Ser. A, 6.375%,                                   11,074,400
                               7/01/06, AMBAC.......................................     07/02 at 102
                               Canaveral Port Auth. Impvt. Rev., FGIC:
 AAA                   2,980    6.00%, 6/01/07......................................     06/02 at 102              3,215,062
 AAA                   3,155    6.00%, 6/01/08......................................     06/02 at 102              3,394,780
 AAA                   1,000   Dade Cnty. Aviation Rev., Ser. A, 6.00%, 10/01/08,                                  1,083,550
                               AMBAC................................................     10/05 at 102
 AAA                   5,000   Dade Cnty. Gtd. Entitlement Rev., Ser. A, Zero                                      2,649,200
                                Coupon,
                                2/01/08, MBIA.......................................   02/06 at 92.852
                               Dade Cnty. Sch. Brd., C.O.P., Ser. A, MBIA:
 AAA                   2,000    5.75%, 5/01/08......................................     05/04 at 101              2,123,280
 AAA                   3,465    5.75%, 5/01/12......................................     05/04 at 101              3,598,368
 AAA                   2,500   Dade Cnty. Sch. Dist. Rev., 6.125%, 8/01/07, FGIC....     08/01 at 100              2,655,225
 AAA                   2,500   Daytona Beach Wtr. & Swr. Rev., 6.00%, 11/15/09,                                    2,668,950
                               AMBAC................................................     11/02 at 102
                               Duval Cnty. Sch. Dist., G.O., AMBAC:
 AAA                   3,015    6.30%, 8/01/06......................................     08/02 at 102              3,330,942
 AAA                   9,000    6.30%, 8/01/07......................................     08/02 at 102              9,959,310
                               Escambia Cnty. Utils. Auth. Sys. Rev., FGIC:
 AAA                   2,450    Ser. A, 6.10%, 1/01/09..............................     01/03 at 102              2,629,757
 AAA                   1,595    Ser. B, 6.125%, 1/01/09.............................     No Opt. Call              1,765,777
 AAA                   8,255   Florida St. Brd. of Ed. Wtr. & Swr. Sys. Rev., Pub.                                 8,849,525
                                Ed., 6.125%, 6/01/08, FGIC..........................     06/02 at 101
                               Florida St. Div. Bd. Fin. Dept. Rev. Dept., Nat. Res.
                                & Pres.,
                                Ser. 2000-A:
 AAA                   3,500    6.25%, 7/01/08, MBIA................................     07/02 at 101              3,815,560
 AAA                   6,000    6.25%, 7/01/09, MBIA................................     07/02 at 101              6,523,380
 AAA                   5,000    6.25%, 7/01/10, MBIA................................     07/02 at 101              5,407,050
 AAA                   2,500    6.75%, 7/01/07, AMBAC...............................     07/01 at 102              2,820,900
 AAA                   3,000   Greater Orlando Aviation Auth., Arpt. Facs. Rev.,                                   3,275,280
                                Ser. D, 6.20%, 10/01/08, AMBAC......................     10/02 at 102
 AAA                  10,000   Hillsborough Cnty., Tampa Intl. Arpt. Aviation Rev.,                               10,295,200
                                Ser. A, 5.75%, 10/01/11, AMBAC......................     10/99 at 104
                               Hillsborough Cnty., Cap. Impvt., FGIC:
 AAA                   2,630    6.25%, 8/01/11......................................     08/04 at 101              2,850,237
 AAA                   1,500    6.60%, 8/01/10......................................     08/04 at 101              1,688,490
 AAA                   5,000   Hillsborough Cnty., Sch. Brd., C.O.P. 5.875%,                                       5,370,900
                               7/01/08, MBIA........................................     07/04 at 102
                               Indian Trace Cmnty. Dev. Dist., Wtr. Mgmt. Spec.
                                Benefit, Ser. A, MBIA:
 AAA                   3,000    5.625%, 5/01/08.....................................     05/05 at 102              3,166,200
 AAA                   2,910    5.75%, 5/01/09......................................     05/05 at 102              3,076,539
 AAA                   4,000   Jacksonville Elec. Auth. Rev., 5.75%, 10/01/12,                                     4,141,280
                               AMBAC................................................     10/02 at 101
 AAA                   5,000   Jacksonville Gtd. Rev., Ser. A, 5.50, 10/01/12,                                     5,080,800
                               AMBAC................................................     10/02 at 102
 AAA                   2,000   Lakeland Elec. & Wtr. Rev., Jr. Sub. Lien, 5.875%,                                  2,106,060
                               10/01/08, FGIC.......................................     No Opt. Call
 AAA                   9,850   Lakeland Hosp. Sys. Rev., Regl. Med. Care Ctr. Proj.,                              10,647,850
                                Ser. B, 6.10%, 11/15/08, FGIC.......................     11/02 at 102
 AAA                   1,100   Lakeland Wastewater Impvt. Rev., 5.50%, 10/01/08,                                   1,145,221
                               MBIA.................................................     10/02 at 102
 AAA                   4.500   Lee Cnty. Arpt. Rev., Ser. A, 5.50%, 10/01/10,                                      4,556,610
                               AMBAC................................................     10/02 at 100
 AAA                   4,750   Lee Cnty. G.O., Ser. A, 7.30%, 10/01/07, MBIA........     10/99 at 102              5,320,000

--------------------------------------------------------------------------------

                                                                                            OPTION
                 PRINCIPAL                                                                   CALL
  RATING*         AMOUNT                                                                 PROVISIONS++           VALUE
(UNAUDITED)        (000)                            DESCRIPTION                          (UNAUDITED)           (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------
 AAA           $       1,650   Lee Cnty. Local Option Gas Tax Rev., 5.50%, 10/01/09,                      $        1,673,199
                               MBIA.................................................     10/99 at 100
 AAA                   1,000   Marion Cnty. Hosp. Dist. Rev, Munroe Regl. Med. Ctr.,                               1,091,760
                                6.20%,
                                10/01/07, FGIC......................................     10/02 at 102
 AAA                   3,750   Melbourne Wtr. & Swr. Rev., Ser. C, 6.25%, 10/01/08,                                4,084,312
                               FGIC.................................................     10/02 at 102
 AAA                  11,000   Miami Beach Hlth. Facs. Auth. Hosp. Rev., Mt. Sinai                                12,020,030
                                Med. Ctr. Proj., 6.25%, 11/15/07, CGIC..............     11/02 at 102
                               Miami, G.O., FGIC:
 AAA                   1,345    5.90%, 12/01/08.....................................     No Opt. Call              1,484,060
 AAA                   1,000    6.00%, 12/01/09.....................................     No Opt. Call              1,106,370
 AAA                   1,000   Orange Cnty. Pub. Svc. Tax, 5.70%, 10/01/08, FGIC....     10/05 at 102              1,069,120
 AAA                   1,500   Orange Cnty. Tourist Devel. Tax Rev., Ser. A, 5.85%,                                1,638,945
                               10/01/08, MBIA.......................................     No Opt. call
 AAA                   2,000   Osceola Cnty. Trans. Rev., Osceola Pkwy. Proj.,                                     2,142,860
                                5.95%,
                                4/01/08, MBIA.......................................     04/02 at 102
                               Palm Bay Util. Rev., Ser. B, MBIA:
 AAA                   1,505    6.10%, 10/01/02+....................................     No Opt. Call              1,679,866
 AAA                   1,595    6.10%, 10/01/02+....................................     No Opt. Call              1,780,323
 AAA                   7,085   Pasco Cnty. Solid Waste Disp. & Rec. Sys. Rev.,                                     7,520,727
                               6.00%, 4/01/09.......................................     04/02 at 102
 AAA                  11,000   Pasco Cnty. Wtr. & Swr. Rev., Ser. A, 6.00%,                                       11,710,600
                               10/01/09, FGIC.......................................     10/02 at 102
 AAA                   1,000   Seminole Cnty. Sch. Brd., C.O.P., Ser. A, 5.90%,                                    1,083,890
                               7/01/08, MBIA........................................     07/04 at 102
 AAA                   2,000   Seminole Cnty. Wtr. & Swr. Rev., 6.00%, 10/01/09,                                   2,191,880
                               MBIA.................................................     No Opt. Call
 AAA                   2,500   Tampa Wtr. & Swr. Rev., Ser. A, 6.25%, 10/01/12,                                    2,661,425
                               FGIC.................................................     10/02 at 101
 AAA                   4.065   Volusia Cnty. Edl. Fac. Auth. Rev., Embry-Riddle                                    4,474,467
                                Aeronautical Univ., 6.50%, 10/15/08, CONNIE LEE.....     10/02 at 102
                                                                                                          ------------------
                               TOTAL INVESTMENTS (cost $184,714,900)................                             201,311,927
                               Other assets in excess of liabilities--3.1%..........                               4,316,143
                               Liquidation value of preferred stock--(47.3)%........                             (66,000,000)
                                                                                                          ------------------
                               NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%...                      $      139,628,070
                                                                                                          ------------------
                                                                                                          ------------------

------------

   +  These bonds are prerefunded. See glossary for definition.
  ++  Option Call provisions: date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
   *  Rating: using the higher of Standard & Poor's, Moody's or Fitch's.

                                 KEY TO ABBREVIATIONS

             AMBAC--American Municipal Bond Assurance Corporation
             CGIC--Capital Guaranteed Insurance Company
             C.O.P.--Certificate of Participation
             CONNIE LEE--College Construction Loan Insurance Association FGIC--Financial Guaranty Insurance Company
             G.O.--General Obligation Bond
             MBIA--Municipal Bond Insurance Association

                       See Notes to Financial Statements.

----------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995


ASSETS
Investments, at value (cost
 $184,714,900) (Note 1)...........   $201,311,927
Cash..............................      1,683,898
Interest receivable...............      3,145,317
Receivable for Investments sold...      1,733,150
Deferred organization expense and
 other assets.....................         32,189
                                     ------------
                                      207,906,481
                                     ------------
LIABILITIES
Payable for investments
purchased.........................      1,986,860
Dividends payable--common stock...         62,983
Advisory fee payable (Note 2).....         61,011
Administration fee payable
(Note 2)..........................         17,432
Dividends payable--preferred
stock.............................            543
Other accrued expenses............        149,582
                                     ------------
                                        2,278,411
                                     ------------
NET INVESTMENT ASSETS.............   $205,628,070
                                     ------------
                                     ------------
Net investment assets were
 comprised of:
 Common shares of beneficial
   interest:
   Par value (Note 4).............   $     87,071
   Paid-in capital in excess of
     par..........................    120,907,481
 Preferred shares of beneficial
   interest (Note 4)..............     66,000,000
                                     ------------
                                      186,994,552
Undistributed net investment
  income..........................      2,249,118
Accumulated net realized loss.....       (212,627)
Net unrealized appreciation.......     16,597,027
                                     ------------
Net investment assets, December
  31, 1995........................   $205,628,070
                                     ------------
                                     ------------
Net assets applicable to common
  shareholders....................   $139,628,070
                                     ------------
                                     ------------
Net asset value per common share
 of beneficial interest:
 ($139,628,070/8,707,093 common
 shares of beneficial interest
 issued and outstanding)..........         $16.04
                                     ------------
                                     ------------

----------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
----------------------------------------------

NET INVESTMENT INCOME



Income

 Interest and discount earned.....    $11,397,380
                                     ------------

Expenses

 Investment advisory..............        698,330

 Administration...................        199,523

 Auction agent....................        165,000

 Custodian........................         50,000

 Reports to shareholders..........         38,000

 Trustees.........................         28,000

 Legal............................         26,000

 Transfer agent...................         18,000

 Audit............................         18,000

 Miscellaneous....................        113,095
                                     ------------

 Total expenses...................      1,353,948
                                     ------------

Net investment income.............     10,043,432
                                     ------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3)

Net realized gain on
investments.......................        522,630

Net change in unrealized
 appreciation on investments......     17,750,167
                                     ------------

Net gain on investments...........     18,272,797
                                     ------------

NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM
OPERATIONS........................    $28,316,229
                                     ------------
                                     ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED      YEAR ENDED
                                                                           DECEMBER 31,    DECEMBER 31,
                                                                               1995            1994
                                                                           ------------    ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

Operations:
 Net investment income..................................................   $ 10,043,432    $ 10,034,136
 Net realized gain (loss) on investments................................        522,630        (721,911)
 Net change in unrealized appreciation (depreciation) on investments....     17,750,167     (19,065,650)
                                                                           ------------    ------------
 Net increase (decrease) in net investment assets resulting from
   operations...........................................................     28,316,229      (9,753,425)
                                                                           ------------    ------------

Dividends and distributions:
 To common shareholders from net investment income......................     (7,501,505)     (7,510,390)
 To preferred shareholders from net investment income...................     (2,442,963)     (1,884,436)
 To common shareholders in excess of net realized gain on investments...         (8,768)             --
 To preferred shareholders in excess of net realized gain on
   investments..........................................................         (2,986)             --
                                                                           ------------    ------------
                                                                             (9,956,222)     (9,394,826)
                                                                           ------------    ------------
    Total increase (decrease)...........................................     18,360,007     (19,148,251)

NET INVESTMENT ASSETS
Beginning of year.......................................................    187,268,063     206,416,314
                                                                           ------------    ------------
End of year.............................................................   $205,628,070    $187,268,063
                                                                           ------------    ------------
                                                                           ------------    ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------
                                                              1995                1994                   1993
                                                         --------------      --------------         --------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of the period.............    $        13.93      $        16.13         $        14.28
                                                                -------             -------                -------
 Net investment income...............................              1.15                1.15                   1.15
 Net realized and unrealized gain (loss) on
   investments.......................................              2.10               (2.27)                  1.75
                                                                -------             -------                -------
Net increase (decrease) from investment operations...              3.25               (1.12)                  2.90
                                                                -------             -------                -------
Dividends from net investment income to:
 Preferred shareholders..............................             (0.28)              (0.22)                 (0.17)
 Common shareholders.................................             (0.86)              (0.86)                 (0.86)
Distributions from net realized gain on investments
 to:
 Preferred shareholders..............................              --                  --                     --     **
 Common shareholders.................................              --                  --                    (0.02)
Distributions in excess of net realized gain on
 investments to:
 Preferred shareholders..............................              --      **          --                     --
 Common shareholders.................................              --      **          --                     --
                                                                -------             -------                -------
Total dividends and distributions....................             (1.14)              (1.08)                 (1.05)
                                                                -------             -------                -------
Capital charge with respect to issuance of shares....          --                  --                     --
                                                                -------             -------                -------
Net asset value, end of period***....................    $        16.04      $        13.93         $        16.13
                                                                -------             -------                -------
                                                                -------             -------                -------
Market value, end of period***.......................    $        15.00      $       12.125         $       14.875
                                                                -------             -------                -------
                                                                -------             -------                -------
TOTAL INVESTMENT RETURN+.............................            31.26%              (13.27)%                 9.94%
                                                                -------             -------                -------
                                                                -------             -------                -------

RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:+++
Expenses.............................................              1.02%               1.09%                  0.99%
Net investment income................................              7.55%               7.86%                  7.44%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in
thousands)...........................................    $      133,042      $      127,640         $      134,476
Portfolio turnover...................................                11%                 30%                     3%
Net assets of common shareholders, end of period (in
thousands)...........................................    $      139,628      $      121,268         $      140,416
Preferred stock outstanding (in thousands)...........    $       66,000      $       66,000         $       66,000
Assets coverage per share of preferred stock, end of
period...............................................    $       77,889##    $      141,870         $      156,376

                                                         SEPTEMBER 28,
                                                             1992*
                                                            THROUGH
                                                         DECEMBER 31,
                                                             1992
                                                       -----------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of the period.............  $          14.10
                                                       -----------------
 Net investment income...............................              0.15
 Net realized and unrealized gain (loss) on
investments..........................................              0.32
                                                       -----------------
Net increase (decrease) from investment operations...              0.47
                                                       -----------------
Dividends from net investment income to:
 Preferred shareholders..............................             (0.02)
 Common shareholders.................................             (0.07)
Distributions from net realized gain on investments
 to:
 Preferred shareholders..............................         --
 Common shareholders.................................         --
Distributions in excess of net realized gain on
 investments to:
 Preferred shareholders..............................         --
 Common shareholders.................................         --
                                                       -----------------
Total dividends and distributions....................             (0.09)
                                                       -----------------
Capital charge with respect to issuance of shares....             (0.20)
                                                       -----------------
Net asset value, end of period***....................  $          14.28 #
                                                       -----------------
                                                       -----------------
Market value, end of period***.......................  $          14.25
                                                       -----------------
                                                       -----------------
TOTAL INVESTMENT RETURN+.............................             1.56%
                                                       -----------------
                                                       -----------------
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:+++
Expenses.............................................              0.92 %++
Net investment income................................              4.23 %++
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in
thousands)...........................................  $        118,875
Portfolio turnover...................................                41 %
Net assets of common shareholders, end of period (in
thousands)...........................................  $        124,380
Preferred stock outstanding (in thousands)...........  $         66,000
Assets coverage per share of preferred stock, end of
period...............................................  $        144,000

------------

 * Commencement of investment operations.

 ** Actual amount paid to preferred shareholders was $0.00034 and $0.00344 per common share for the fiscal years ended December 31, 1995 and 1993 respectively. For fiscal year ended December 31, 1995 the actual amount paid to common shareholders was $0.001 per common share.

*** Net asset value and market value are published in The Wall Street Journal each Monday.

 # Net asset value immediately after the closing of the first public offering was $14.06.

## A stock split occurred on July 24, 1995 (Note 4).

 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market value on the last day of the period. Dividends and distributions, if any are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than a full year are not annualized.

 ++ Annualized.

+++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

----------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------

Note 1. Accounting           The BlackRock Florida
Policies                     Insured Municipal 2008
                             Term Trust (the
                             "Trust") was organized
in Massachusetts on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a non-diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular Federal income tax and Florida intangible property tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the securities sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium or accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income. Net capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $40,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: Effective Janu-ary 1, 1994, the Trust began accounting and reporting for perma-nent differences between financial and tax reporting in accor-dance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of adopting the statement for the year ended December 31, 1995 was to decrease accumulated net realized loss and increase undistributed net investment income by $1,592. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements               The Trust has an
                                 Investment Advisory
                                 Agreement with
                                 BlackRock Financial
Management, Inc. (the "Adviser") and an Administration Agreement with Princeton Administrators L.P. (the "Administrator"), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

   On February 28, 1995, the Adviser was acquired by PNC Bank, N.A. Following acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses.

Note 3. Portfolio                Purchases and sales of
Securities                       investment securities,
                                 other than short- term
                                 investments, for the year
ended December 31, 1995, aggregated $21,381,554 and $20,815,211, respectively.

   The Federal income tax basis of the Trust's investments at December 31, 1995 was substantially the same as the basis for financial reporting, and accordingly, unrealized appreciation was $16,597,027 (both a gross and net basis).

   For Federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1995 of approximately $212,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

Note 4. Capital                  There are 200 million
                                 shares of $.01 par
                                 value common stock
authorized. Of the 8,707,093 common shares outstanding at December 31, 1995, the Adviser owned 7,093 shares. As of December 31, 1995, there were 2,640 Series R7 preferred shares outstanding.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 1,320 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series R7--1,320 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends.

   Dividends on Series R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 0.10% to 4.55% for the year ended December 31, 1995.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's trustees. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of
reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

   On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

Note 5. Dividends                Subsequent to December
                                 31, 1995, the Board of
                                 Trustees of the Trust
                                 declared a dividend
from undistributed earnings of $.0719 per common share payable January 31, 1996 to shareholders of record on January 16, 1996.

   For the period January 1, 1996, to January 31, 1996 dividends declared on Preferred Stock totalled $164,423 in aggregate for the outstanding Preferred Stock series.

Note 6. Quarterly Data
(Unaudited)

                                                                                                NET REALIZED AND
                                                                                                UNREALIZED GAINS
                                                        NET INVESTMENT INCOME                      (LOSSES) ON
                                                                                                   INVESTMENTS
                                                                           PER                                    PER
                                   TOTAL                                  COMMON                                 COMMON
  QUARTERLY PERIOD                 INCOME               AMOUNT            SHARE              AMOUNT              SHARE
January 1, 1994 to March
31, 1994..................    $      2,845,690     $      2,485,780     $     .28      $      (14,523,493)    $     (1.67)
April 1, 1994 to June 30,
1994......................           2,875,395            2,464,160           .28                (402,833)           (.04)
July 1, 1994 to September
30, 1994..................           2,861,337            2,513,722           .29              (1,293,027)           (.15)
October 1, 1994 to
December 31, 1994.........           2,861,034            2,570,474           .30              (3,568,208)           (.41)
January 1, 1995 to March
31, 1995..................           2,873,801            2,536,617           .29               9,815,974            1.13
April 1, 1995 to June 30,
1995......................           2,872,445            2,531,161           .29               1,239,806             .14
July 1, 1995 to September
30, 1995..................           2,787,430            2,444,889           .28               2,964,653             .34
October 1, 1995 to
December 31, 1995.........           2,863,704            2,530,765           .29               4,252,364             .49

                              NET INCREASE (DECREASE) IN NET
                             INVESTMENT ASSETS RESULTING FROM                  DIVIDENDS AND DISTRIBUTIONS
                                                                             COMMON SHARES                PREFERRED
                                                       PER                                  PER
                                        OPERATIONS    COMMON                               COMMON          SHARES*
  QUARTERLY PERIOD                AMOUNT              SHARE              AMOUNT            SHARE            AMOUNT
January 1, 1994 to March
31, 1994..................  $      (12,037,713)    $     (1.39)     $      1,877,598     $     .22      $      345,500
April 1, 1994 to June 30,
1994......................           2,061,327             .24             1,877,597           .21             455,310
July 1, 1994 to September
30, 1994..................           1,220,695             .14             1,877,598           .22             510,550
October 1, 1994 to
December 31, 1994.........            (997,734)           (.11)            1,877,597           .21             573,076
January 1, 1995 to March
31, 1995..................          12,352,591            1.42             1,877,580           .22             628,827
April 1, 1995 to June 30,
1995......................           3,770,967             .43             1,877,535           .21             671,954
July 1, 1995 to September
30, 1995..................           5,409,542             .62             1,877,580           .22             617,632
October 1, 1995 to
December 31, 1995.........           6,783,129             .78             1,877,578           .21             527,536


                               PER                 SHARE PRICE OF                 PERIOD
                              COMMON                COMMON STOCK                 END NET
  QUARTERLY PERIOD            SHARE            HIGH               LOW          ASSET VALUE
January 1, 1994 to March
31, 1994..................  $     .04      $      15.375     $      14.125     $     14.49
April 1, 1994 to June 30,
1994......................        .05             14.875            14.000           14.46
July 1, 1994 to September
30, 1994..................        .06             14.875            14.000           14.45
October 1, 1994 to
December 31, 1994.........        .07             14.875            14.000           13.93
January 1, 1995 to March
31, 1995..................        .07             14.375            12.375           15.06
April 1, 1995 to June 30,
1995......................        .08             14.750            14.250           15.20
July 1, 1995 to September
30, 1995..................        .07             14.750            14.250           15.53
October 1, 1995 to
December 31, 1995.........        .06             15.000            14.250           16.04

--------------
* For the year ended December 31, 1995, the average annualized rate paid to preferred shareholders was 3.71%.

--------------------------------------------------------------------------------

            THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and
Board of Directors of
The BlackRock Florida Insured Municipal 2008 Term Trust:

   We have audited the accompanying statement of assets and liabilities of The BlackRock Florida Insured Municipal 2008 Term Trust, including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period September 28, 1992 (commencement of investment operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Florida Insured Municipal 2008 Term Trust as of December 31, 1995, the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.
N07804mh.g01,1610,240,H

Deloitte & Touche LLP

New York, New York
February 9, 1996

--------------------------------------------------------------------------------

            THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                                TAX INFORMATION
--------------------------------------------------------------------------------

   We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end as to the federally tax-exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all regular dividends paid by the Trust during the fiscal year were federally tax-exempt interest dividends.
--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or by-laws. There have been no changes in the principal risk factors associated with the investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

   The Trust's investment objective is to provide current income exempt from Federal income tax and Florida intangible personal property tax, and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

   BlackRock Financial Management, Inc. (BlackRock or the Adviser) is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on the New York or American Stock exchanges, several open-end funds and separate accounts for more than 80 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., the nation's eleventh largest banking organization.

WHAT CAN THE TRUST INVEST IN?

   The Trust intends to invest at least 80% of its total assets in Florida municipal obligations insured as to the timely payment of principal and interest. The Trust may invest up to 20% in uninsured Florida municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

   The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of Florida municipal obligations and retaining a small amount of income each year.

   In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from Federal income tax and Florida intangible personal tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the portfolio assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

   The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

   Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

   Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

   The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

   RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

   DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

   LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

   MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRF) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

   ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

   ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

   MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

   ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:           Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                  When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:                  Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:     Shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of a fund.

MARKET PRICE:              Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange.
                           If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):     Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's and The New York Times on Saturday and
                           The Wall Street Journal each Monday.

PREMIUM:                   When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:         These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                                              MATURITY
PERPETUAL TRUSTS                                                              STOCK SYMBOL      DATE
                                                                              ------------    --------
The BlackRock Income Trust Inc.                                                    BKT          N/A
The BlackRock North American Government Income Trust Inc.                          BNA          N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                                 BBT         12/98
The BlackRock 1999 Term Trust Inc.                                                 BNN         12/99
The BlackRock Target Term Trust Inc.                                               BTT         12/00
The BlackRock 2001 Term Trust Inc.                                                 BLK         06/01
The BlackRock Strategic Term Trust Inc.                                            BGT         12/02
The BlackRock Investment Quality Term Trust Inc.                                   BQT         12/04
The BlackRock Advantage Term Trust Inc.                                            BAT         12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                          BCT         12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                                              MATURITY
PERPETUAL TRUSTS                                                              STOCK SYMBOL      DATE
                                                                              ------------    --------
The BlackRock Investment Quality Municipal Trust Inc.                              BKN          N/A
The BlackRock California Investment Quality Municipal Trust Inc.                   RAA          N/A
The BlackRock Florida Investment Quality Municipal Trust                           RFA          N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                   RNJ          N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                     RNY          N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                     BMN         12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                               BRM         12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                    BFC         12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                            BRF         12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                      BLN         12/08
The BlackRock Insured Municipal Term Trust Inc.                                    BMT         12/10

                     IF YOU WOULD LIKE FURTHER INFORMATION
                    PLEASE CALL BLACKROCK AT (800) 227-7BFM
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

   BlackRock Financial Management, Inc. ("BlackRock"), is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax-exempt. BlackRock currently manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on the New York or American Stock Exchanges, several open-end funds and over 80 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, General Electric Pension Trust and Unisys Corporation Master Trust.

   BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individual and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety or fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

   BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

   BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

   In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

                     IF YOU WOULD LIKE FURTHER INFORMATION
                    PLEASE CALL BLACKROCK AT (800) 227-7BFM
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

[LOGO]

TRUSTEES
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
                                                 THE [LOGO]
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
                                                 FLORIDA INSURED
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President               MUNICIPAL 2008
Robert S. Kapito, Vice President
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax              TERM TRUST
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer                  -------------------------------
Karen H. Sabath, Secretary

                                                 ANNUAL REPORT
INVESTMENT ADVISER
BlackRock Financial Management, Inc.             DECEMBER 31, 1995
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators L.P.
800 Scudders Mill Road
Plainsboro, NJ 08536
(800) 688-0928

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434                             [ARTWORK]

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022

   This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.

             THE BLACKROCK FLORIDA INSURED
               MUNICIPAL 2008 TERM TRUST
           c/o Princeton Administrators L.P.
                 800 Scudders Mill Road
[LOGO]            Plainsboro, NJ 08536
                     (800) 227-7GFM

                              09247H 10 6
                              09247H 20 5